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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-101770, 333-00233 and 333-53137) and
Registration Statement on Form S-3 (No. 333-103996) of The Andersons, Inc. of our report dated March 8, 2004 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Toledo, Ohio
March 11, 2004